-----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:     October 31, 2000
                                                   Estimated average burden
                                                   hours per response.......24.7
                                                   -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:     David F. Bellet
         --------------------------------------
Address:  The Lincoln Building, Suite 3405
         --------------------------------------
          60 East 42nd Street
         --------------------------------------
          New York, NY 10165
         --------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   David F. Bellet
       ----------------------------------------
Title:  General Partner
       ----------------------------------------
Phone:  (212) 808-5278
       ----------------------------------------

Signature, Place, and Date of Signing:

                                     New York, New York         August 15, 1999
  ------------------------------    ------------------------   -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:     October 31, 2000
                                                   Estimated average burden
                                                   hours per response.......24.7
                                                   -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:     Crown Associates III, LP
         --------------------------------------
Address:  67 East Park Place, 8th Floor
         --------------------------------------
          Morristown, New Jersey 07960-3945
         --------------------------------------

         --------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   Chester A. Siuda
       ----------------------------------------
Title:  General Partner
       ----------------------------------------
Phone:  (973) 734-0909
       ----------------------------------------

Signature, Place, and Date of Signing:

                                      Morristown, New Jersey    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:     Crown Capital Management, Ltd.
         --------------------------------------
Address:  67 East Park Place, 8th Floor
         --------------------------------------
          Morristown, New Jersey 07960-3945
         --------------------------------------

         --------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   Chester A. Siuda
       ----------------------------------------
Title:  Managing Director
       ----------------------------------------
Phone:  (973) 734-0909
       ----------------------------------------

Signature, Place, and Date of Signing:

                                      Morristown, New Jersey    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:     Crown-Glynn Advisors, Ltd.
         --------------------------------------
Address:  67 East Park Place, 8th Floor
         --------------------------------------
          Morristown, New Jersey 07960-3945
         --------------------------------------

         --------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   Chester A. Siuda
       ----------------------------------------
Title:  Managing Director
       ----------------------------------------
Phone:  (973) 734-0909
       ----------------------------------------

Signature, Place, and Date of Signing:

                                      Morristown, New Jersey    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:     Crown-Glynn Associates, LP
         --------------------------------------
Address:  67 East Park Place, 8th Floor
         --------------------------------------
          Morristown, New Jersey 07960-3945
         --------------------------------------

         --------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   Chester A. Siuda
       ----------------------------------------
Title:  Managing Director
       ----------------------------------------
Phone:  (973) 734-0909
       ----------------------------------------

Signature, Place, and Date of Signing:

                                      Morristown, New Jersey    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Buckley Investments, L.P.
          -------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -------------------------------------
           Menlo Park, CA 94025
          -------------------------------------

          -------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       ----------------------------------------
Title:  General Partner
       ----------------------------------------
Phone:  (650) 854-2215
       ----------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Capital Management
          -------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -------------------------------------
           Menlo Park, CA 94025
          -------------------------------------

          -------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       ----------------------------------------
Title:  General Partner
       ----------------------------------------
Phone:  (650) 854-2215
       ----------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Emerging Opportunity Fund, LP
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn-Home Investments, L.P.
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Investments, L.P.
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      John Walter Glynn Jr.
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Management, GP
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Management II, GP
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn-Nelke Investments, LP
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Peterson Investments, L.P.
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Ventures III, LP
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Glynn Ventures IV, LP
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      The McMorgan Fund II, LP
          -----------------------------------------
Address:   3000 Sandhill Road, Bldg 4-235
          -----------------------------------------
           Menlo Park, CA 94025
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   John Walter Glynn Jr.
       --------------------------------------------
Title:  General Partner
       --------------------------------------------
Phone:  (650) 854-2215
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Menlo Park, California    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 13F

                               FORM 13F COVER PAGE

Report for the Calendar Year or Quarter Ended:  June 30, 1999
                                                -----------------------

                                                   -------
Check here if Amendment |_|; Amendment Number:
                                                   -------
This Amendment (Check only one.):  |_| is a restatement.
                                   |_| adds new holdings entries

Institutional Investment Manager Filing this Report:

Name:      Chester A. Siuda
          -----------------------------------------
Address:   67 East Park Place, 8th Floor
          -----------------------------------------
           Morristown, New Jersey 07960-3945
          -----------------------------------------

          -----------------------------------------

Form 13F File Number: 28-
                          ------------

The institutional investment manager filing this report and the person by whom it is signed hereby represent that the person signing the report is authorized to submit it, that all information contained herein is true, correct and complete, and that it is understood that all required items, statements, schedules, lists, and tables, are considered integral parts of this form.

Person Signing this Report on Behalf of Reporting Manager:

Name.   Chester A. Siuda
       --------------------------------------------
Title:
       --------------------------------------------
Phone:  (973) 734-0909
       --------------------------------------------

Signature, Place, and Date of Signing:

                                      Morristown, New Jersey    August 15, 1999
  ------------------------------     ------------------------  -----------------

Report Type (Check only one.):

|_| 13F HOLDINGS REPORT. (Check here if all holdings of this reporting manager are reported in this report.)

|X| 13F NOTICE. (Check here if no holdings reported are in this report, and all holdings are reported by other reporting manager(s).)

|_| 13F COMBINATION REPORT. (Check here if a portion of the holdings for this reporting manager are reported in this report and a portion are reported by other reporting manager(s).)

List of Other Managers Reporting for this Manager:

Form 13F File Number       Name

28-                      Crown Advisors, Ltd.
    -----------------    ------------------------------------------